Duff & Phelps Global Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.6%
Communication Services—2.8%
Cellnex Telecom SA 144A (Spain)(1)	38,370	$2,338
Energy—11.2%
Cheniere Energy, Inc. (United States)(2)	31,292	1,512
Enbridge, Inc. (Canada)	86,904	2,644
Kinder Morgan, Inc. (United States)	84,149	1,277
Pembina Pipeline Corp. (Canada)	38,612	965
TC Energy Corp. (Canada)	42,135	1,806
Williams Cos., Inc. (The) (United States)	56,270	1,070
		9,274

Industrials—27.2%
Aena SME SA 144A (Spain)(1)(2)	22,481	2,998
Atlantia SpA (Italy)(2)	173,628	2,789
Auckland International Airport Ltd. (New Zealand)	275,082	1,170
Canadian Pacific Railway Ltd. (Canada)	7,585	1,937
Ferrovial SA (Spain)	57,908	1,542
Norfolk Southern Corp. (United States)	12,491	2,193
Sydney Airport (Australia)	314,408	1,241
Transurban Group (Australia)(2)	361,037	3,541
Union Pacific Corp. (United States)	18,699	3,161
Vinci SA (France)	22,318	2,056
		22,628

Real Estate—11.6%
American Tower Corp. (United States)	22,107	5,716
Crown Castle International Corp. (United States)	23,420	3,919
		9,635

Utilities—46.8%
Ameren Corp. (United States)	18,128	1,276
American Electric Power Co., Inc. (United States)	29,036	2,312
American Water Works Co., Inc. (United States)	12,899	1,660
Atmos Energy Corp. (United States)	15,585	1,552
CenterPoint Energy, Inc. (United States)	53,780	1,004
CMS Energy Corp. (United States)	24,791	1,448
Dominion Energy, Inc. (United States)	46,584	3,782
DTE Energy Co. (United States)	10,599	1,139
Edison International (United States)	27,046	1,469
Enel SpA (Italy)	155,915	1,345
Energias de Portugal SA (Portugal)	315,575	1,507
Essential Utilities, Inc. (United States)	30,576	1,292
Fortis, Inc. (Canada)	35,745	1,359
Iberdrola SA (Spain)	136,708	1,585
National Grid plc (United Kingdom)	208,159	2,552
Naturgy Energy Group SA (Spain)	49,274	917
NextEra Energy, Inc. (United States)	20,991	5,041
NiSource, Inc. (United States)	49,901	1,135
Orsted A/S 144A (Denmark)(1)	16,716	1,929
Public Service Enterprise Group, Inc. (United States)	38,655	1,900
	Shares	Value

	Utilities—continued
Sempra Energy (United States)	23,239	$2,724
		38,928

	Total Common Stocks (Identified Cost $77,225)	82,803

	Total Long-Term Investments—99.6% (Identified Cost $77,225)	82,803

	TOTAL INVESTMENTS—99.6% (Identified Cost $77,225)	$82,803
	Other assets and liabilities, net—0.4%	315
	NET ASSETS—100.0%	$83,118

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities amounted to a value of $7,265 or 8.7% of net assets.
(2)	Non-income producing.

Country Weightings†
United States	56%
Spain	11
Canada	11
Australia	6
Italy	5
United Kingdom	3
France	3
Other	5
Total	100%
† % of total investments as of June 30, 2020.
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$82,803	$76,851	$5,952
Total Investments	$82,803	$76,851	$5,952
There were no securities valued using significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”) and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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